UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13-5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 N. Glassell Street, Orange, California	92865
(Address of principal executive offices)	(Zip Code)

(714) 921-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	VOLT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At 10:30 a.m. (PDT) on April 20, 2021, Volt Information Sciences, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected each of the Company’s director nominees to its Board of Directors (the “Board”) (see below) and considered and voted on the other proposals listed below. These proposals are described in detail in the Company’s Proxy Statement (the “Proxy Statement”) previously filed with the Securities and Exchange Commission on February 26, 2021. A total of 18,224,476 shares of the Company’s common stock, representing 83.84% of the shares outstanding on the record date established by the Company, were present or represented by proxy at the Annual Meeting. Set forth below are the voting results for each proposal submitted to a vote of stockholders.

Proposal 1: Election of Directors

The stockholders elected the Company’s nominees to the Board. The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Celia R. Brown	11,439,514	467,283	6,317,679
Nick S. Cyprus	11,444,722	462,075	6,317,679
William J. Grubbs	11,441,657	465,140	6,317,679
Bruce G. Goodman	11,311,471	595,326	6,317,679
Linda Perneau	11,867,332	39,465	6,317,679
Arnold Ursaner	11,702,085	204,712	6,317,679

The foregoing Proposal 1 was approved.

Proposal 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2021

The stockholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2021.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
17,990,127	23,372	210,977	0

The foregoing Proposal 2 was approved.

Proposal 3: “Say-on-pay” non-binding, advisory vote

The stockholders voted, on a non-binding, advisory basis, on the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
10,653,573	1,019,256	233,968	6,317,679

The foregoing Proposal 3 was approved.

Proposal 4: Proposed 2021 Equity Incentive Plan

The stockholders voted on the Company’s proposed 2021 Equity Incentive Plan as disclosed in the Proxy Statement.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
11,302,410	521,323	83,064	6,317,679

The foregoing Proposal 4 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volt Information Sciences, Inc.
Date: April 22, 2021	By:	/s/ Nancy Avedissian
Nancy Avedissian Senior Vice President, Chief Legal Officer and Corporate Secretary